Exhibit 10.2(c)
Third Amendment to Lease Agreement


                                LEASE AMENDMENT



THE STATE OF TEXAS
                        KNOW ALL MEN  BY THESE PRESENTS:
COUNTY OF HARRIS



     WHEREAS, Sam H. Hawkins, D/B/A PLAZA DEL ORO BUSINESS CENTER (hereinafter called "LANDLORD"), entered into a Lease Agreement (hereinafter called the "LEASE") with Molecular Analysis, Inc., now called Aprogenex, Inc., a Delaware Corporation (hereinafter called the "TENANT") dated October 9, 1989, for certain premises (hereinafter called the "LEASED PREMISES") consisting of a space in Plaza del Oro Business Center, a Business Center in Harris County, Texas, which Lease and all Amendments thereto are incorporated herein by reference and made a part hereof for all purposes;

     WHEREAS, Lessor and Lessee wish to amend the Lease as hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual promises by and between the parties hereto, the Lease is hereby amended as follows:

1.        ARTICLE II, Paragraph A. term., is hereby amended by adding the
                                   ------
following thereto:

     "Subject to and upon the terms and conditions set forth herein, this Lease shall continue in force for an extended term of seven (7) months beginning on the 1st day of January, 1997 and ending on the 31st day of July, 1997.


     AGREED TO AND ACCEPTED THIS 31st DAY OF DECEMBER, 1996.


     SAM H. HAWKINS D/B/A PLAZA DEL ORO BUSINESS CENTER



     BY:______________________________________
       Sam H. Hawkins, Landlord

     APROGENEX, INC., DELAWARE CORPORATION



     BY:______________________________________
        Vice President (J. Donald Payne)